                         NOTICE OF GUARANTEED DELIVERY
                                       TO
                         TENDER SHARES OF COMMON STOCK
                                       OF
                              WYMAN-GORDON COMPANY

    AS SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE (AS DEFINED BELOW), THIS INSTRUMENT OR ONE SUBSTANTIALLY EQUIVALENT HERETO MUST BE USED TO ACCEPT THE OFFER (AS DEFINED BELOW) IF CERTIFICATES FOR SHARES (AS DEFINED BELOW) ARE NOT IMMEDIATELY AVAILABLE OR THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS CANNOT BE DELIVERED TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN SECTION 1 OF THE OFFER TO PURCHASE) OR IF THE PROCEDURE FOR DELIVERY BY BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS. THIS INSTRUMENT MAY BE DELIVERED BY HAND OR TRANSMITTED BY TELEGRAM, TELEX, FACSIMILE TRANSMISSION OR MAIL TO THE DEPOSITARY.

                        THE DEPOSITARY FOR THE OFFER IS:
                              THE BANK OF NEW YORK

          BY MAIL:                      FACSIMILE:           BY HAND OR OVERNIGHT COURIER:
TENDER & EXCHANGE DEPARTMENT    (FOR ELIGIBLE INSTITUTIONS   TENDER & EXCHANGE DEPARTMENT
        PO BOX 11248                      ONLY)                   101 BARCLAY STREET
    CHURCH STREET STATION             (212) 815-6213          RECEIVER AND DELIVER WINDOW
NEW YORK, NEW YORK 10286-1248   FOR INFORMATION TELEPHONE      NEW YORK, NEW YORK 10286
                                      (800) 507-9357

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OR TELEX NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to WGC Acquisition Corp., a Massachusetts corporation (the "Purchaser"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 21, 1999 (the "Offer to Purchase") and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock, $1.00 par value (the "Shares"), indicated below of Wyman-Gordon Company, a Massachusetts corporation, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Signature(s)                            Address (escrows)
----------------------------------      ----------------------------
Name(s)
-----------------------------------     -----------------------------------
                                        Zip Code
-----------------------------------     Area Code and Tel. No(s).
Please Type or Print                    ---------------------
Number of Shares                        (Check one if Shares will be
----------------------------            tendered by book- entry transfer)
Certificate Nos. (If Available)         / /  The Depository Trust Company
-----------------------------------
-----------------------------------
Dated
-----------------------------------

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees delivery to the Depositary of either the certificates evidencing all tendered Shares, in proper form for transfer, or delivery of Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, all within three (3) New York Stock Exchange trading days after the date hereof.

-----------------------------------     -----------------------------------
           Name of Firm                        Authorized Signature
                                                       Name
-----------------------------------     -----------------------------------
              Address                          Please Type or Print
                                                       Title
-----------------------------------     -----------------------------------
             Zip Code                                  Dated
      Area Code and Tel. No.            -----------------------------------
      -----------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS FORM--CERTIFICATES ARE TO BE DELIVERED WITH YOUR LETTER OF TRANSMITTAL.